                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement       [_] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                                Astro-Med, Inc.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


              ------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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        ________________________________________________________________________

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                ASTRO-MED, INC.
                           ASTRO-MED INDUSTRIAL PARK
                           600 EAST GREENWICH AVENUE
                       WEST WARWICK, RHODE ISLAND 02893

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 19, 1998

To the Shareholders of
 Astro-Med, Inc.:

  Notice is hereby given that the 1998 Annual Meeting of Shareholders of Astro-Med, Inc. (the "Company") will be held at the offices of the Company, Astro-Med Industrial Park, 600 East Greenwich Avenue, West Warwick, Rhode Island on Tuesday May 19, 1998, beginning at 10:00 a.m., for the purpose of considering and acting upon the following:

    (1)Electing five directors to serve until the next annual meeting of shareholders or until their successors are elected and have qualified.

    (2)Approving an increase in the maximum number of shares available under the Company's 1997 Incentive Stock Option Plan by 250,000 shares to 500,000 shares in the aggregate.

    (3)Approving the Company's 1998 Non-Qualified Stock Option Plan.

    (4)Transacting such other business as may properly come before the meeting.

  The close of business on March 27, 1998 has been fixed as the record date for determining shareholders entitled to vote at the Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                                     Margaret D. Farrell
                                                          Secretary

April 23, 1998

 Kindly fill in, date and sign the enclosed proxy and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy will not be used without your consent.

                                ASTRO-MED, INC.

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS

                                 MAY 19, 1998

SOLICITATION AND REVOCATION OF PROXIES

  The accompanying proxy is solicited by the Board of Directors of Astro-Med, Inc. (herein called the "Company") in connection with the annual meeting of the shareholders to be held May 19, 1998. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy material to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Every properly signed proxy will be voted in accordance with the specification made thereon. This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about April 23, 1998.

ELECTION OF DIRECTORS

  At the annual meeting, five directors are to be elected to hold office until the next annual meeting or until their respective successors are elected and qualified. The persons named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

                            BUSINESS EXPERIENCE DURING PAST
 NAME AND AGE               FIVE YEARS                         DIRECTOR SINCE
 ------------               -------------------------------    --------------
 Albert W. Ondis (72)...... Chairman of the Company.                1969
 Everett V. Pizzuti (61)... President of the Company.               1985
 Jacques V. Hopkins (67)... Former Partner, Hinckley Allen &        1969
                            Snyder (Attorneys at Law)
                            (Retired 1997).
 Hermann Viets, Ph.D. (55). President, Milwaukee School of          1988
                            Engineering (since 1991).
 Neil K. Robertson (60).... Independent investment research         1991
                            consultant.

AMENDMENT OF THE 1997 INCENTIVE STOCK OPTION PLAN

  At the 1997 annual meeting, shareholders approved the 1997 Incentive Stock Option Plan (the "ISO Plan") and reserved 250,000 shares of common stock for issuance thereunder.

Options have been granted under the ISO Plan as follows:

                                                                AVERAGE EXERCISE
GRANTEE                                       NUMBER OF OPTIONS PRICE PER SHARE
-------                                       ----------------- ----------------
Albert W. Ondis,............................
 Chairman & Chief Executive Officer                  None               N/A
Everett V. Pizzuti,.........................
 President & Chief Operating Officer                 None               N/A
Joseph P. O'Connell,........................
 Vice President & Treasurer, Chief Financial
 Officer                                           10,000           $8.3125
David M. Gaskill,...........................
 Vice President, Research and Development          10,000           $8.3125
All Executive Officers As A Group...........       32,000           $8.3125

  The Board of Directors has concluded that it would be advisable to amend the ISO Plan for the reservation of an additional 250,000 shares for issuance thereunder pursuant to future option grants. The ISO Plan, as amended to reflect the above is attached as Exhibit A to this Proxy statement. Shareholder approval is required for the reservation of additional shares under the Plan.

  The Board of Directors recommends a vote FOR approval of the amendment of the 1997 Incentive Stock Option Plan (item 2 on the proxy card).

  The following is a description of the ISO Plan approved by the shareholders.

  Operation of the ISO Plan. The ISO Plan is administered by the Compensation Committee (the "Committee"). None of the members of such Committee shall be an officer or other employee of the Company. Awards may be granted to executive officers and other key employees of the Company and its subsidiaries. The ISO Plan's eligibility criteria are intended to encompass a group which is currently estimated at 85 individuals. The Committee bases its selection of award recipients, and its determination of the number of shares of common stock to be covered by each award, on the nature of employees' duties and present and potential contributions to the Company's success and other factors it deems relevant.

  Awards. The ISO Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Shares covered by expired or terminated options may be available for subsequent awards. No options may be granted after May 20, 2007.

  The option price of incentive stock options will not be less than the market price of common stock on the date of grant (or not less than 110% of such market value in the case of incentive stock options granted to an employee or officer holding 10% or more of the voting stock of the Company). The aggregate fair market value (determined as of the grant date) of the stock covered by options granted under the ISO Plan (and under all other incentive stock option plans of the Company) which are exercisable for the first time by an employee during any one calendar year cannot exceed $100,000.

  Options are not exercisable unless an employee has been continuously employed by the Company for at least one year. An option may be exercised by payment of the option price in cash or, in the discretion of the Committee, in already owned shares of common stock or a combination thereof.

  Options will not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the holder's lifetime only by the holder or by the holder's guardian or legal representative (unless such exercise would disqualify an option as an incentive stock option). Upon termination of employment of an employee under circumstances acceptable to the Committee (whose determination is final and conclusive), except by reason of death or total disability, an option (to the extent otherwise exercisable) may be exercised at any time within ninety (90) days after the date of termination. In the case of the total disability of an employee while employed, any previously granted options (to the extent otherwise exercisable) may be exercised within a period ending on the earlier of the expiration of the options or one year after the employee's total disability. In the case of death of an employee while employed, any options (to the extent otherwise eligible) may be exercised within a period ending on the earlier of the expiration of the options or six months after the employee's death.

  Under the ISO Plan, the Board of Directors may provide that, in the event it recommends that the Company sell substantially all of its assets or that the shareholders sell or exchange their shares or that the Company merge or consolidate with another corporation or be liquidated or dissolved, that a holder of any outstanding options must exercise such options by a specified date (not less than 60 days from the date of any notice to that effect) and any nonexercised options will expire on such date.

  Plan Amendment. The Board of Directors may modify, revise or terminate the ISO Plan at any time and from time to time, except that no action of the Board may, unless duly approved by the shareholders, (i) increase the maximum number of shares subject to the ISO Plan; (ii) change the option price or the manner of determining the option price; (iii) extend the period within which options may be granted; (iv) extend the termination date of the ISO Plan; (v) permit participation by Directors who are not full time officers or employees; or
(vi) change the aggregate $100,000 annual limit described above.

  New Plan Benefits. Since awards under the ISO Plan are discretionary, total awards that may be granted for the current fiscal year are not determinable until completion of the year.

  Anti-Takeover Effects. Unless the Committee determines otherwise, all outstanding options shall become immediately exercisable upon a Change of Control Event. A Change of Control Event includes (i) any purchase of common stock pursuant to a tender offer or exchange offer (other than by the Company), (ii) a change in 30% or more of the beneficial ownership of the combined voting securities of the Company, (iii) approval by Company shareholders of a consolidation, a merger in which the Company does not survive, or the sale of substantially all of the Company's assets, or (iv) a change in the composition of a majority of the Company's Board over a two-year period unless the selection or nomination of each of the new members is approved by two-thirds of those remaining members of the Board who were members at the beginning of the two-year period. The provisions of the ISO Plan permitting acceleration of the exercise of outstanding options may have an anti-takeover effect.

  Federal Income Tax Considerations. Grants of incentive stock options under the ISO Plan will have no immediate tax consequences to the Company or the employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the option or within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income, and any gain or loss that he realizes on his subsequent disposition of such shares will be treated as long-term capital gain or loss. For purposes of the alternative minimum tax, however, the amount by which the fair market value of the acquired shares at the time of exercise exceeds the option price will be included in alternative minimum taxable income.

  If an employee makes a disqualifying disposition of shares acquired by the exercise of an incentive stock option, he will be required to include in income, as compensation, the lesser of (i) the difference between the option price and the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses), and (ii) the amount of gain realized. In addition, depending upon the amount received as the result of such disposition, the employee may realize long-term or short-term capital gain or loss.

  The Company will be entitled to a deduction at the same time and in the same amount as the employee is in receipt of compensation income as a result of a disqualifying disposition. If there is no disqualifying disposition, no deduction will be available to the Company.

  The exercise of any portion of an option that is accelerated as a result of a Change of Control Event, may cause payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible, in whole or in part, and may subject the employee to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

APPROVAL OF THE 1998 NON-QUALIFIED STOCK OPTION PLAN

  The Board of Directors believes that the ability of the Company to grant non-qualified options to attract key employees and to facilitate the acquisition of new businesses and technologies is critical to the Company's growth and success. Currently, there are no non-qualified options available for grant under the Company's existing option plan. Accordingly, the Board has adopted the 1998 Non-Qualified Stock Option Plan (the "Non-Qualified Plan") in the form included with this Proxy Statement as Exhibit B, subject to approval by the affirmative vote of holders of a majority of the shares of common stock represented in person or by proxy at the meeting, to provide for the grant of awards covering a maximum of 400,000 shares of common stock, subject to adjustment in the event of stock dividends, splits, recapitalizations and similar transactions.

  The Board of Directors recommends a vote FOR approval of the adoption of the 1998 Non-Qualified Stock Option Plan (item 3 on the proxy card).

  The following description of the Non-Qualified Plan assumes approval of the Non-Qualified Plan by the shareholders.

  Purpose. The purpose of the Non-Qualified Plan is to attract and retain key employees of the Company and to motivate them by providing an opportunity to acquire a proprietary stake in the Company and its future growth.

  Operation of the Non-Qualified Plan. The Non-Qualified Plan will be administered by a committee consisting of at least two members of the Board appointed by the Board (the "Committee"). None of the members of such Committee shall be an officer or other employee of the Company. Awards may be granted to executive officers and other key employees of the Company and its subsidiaries as well as other individuals who perform services for the Company and its subsidiaries. The Non-Qualified Plan's eligibility criteria are intended to encompass a group which is currently estimated at less than 10 individuals. The Compensation Committee will base its selection of award recipients, and its determination of the number of shares of common stock to be covered by each award, on the nature of individual's duties and present and potential contributions to the Company's success and other factors it deems relevant.

  Awards. The Non-Qualified Plan provides for the grant of non-qualified stock options which are not "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The option price of options will not be less than 50% of the market price of common stock on the date of grant. The aggregate number of shares subject to options granted under the Non-Qualified Plan to any person in any calendar year shall not exceed 200,000 shares. Shares covered by expired or terminated options may be available for subsequent awards. No options may be granted more than ten years after the date of the shareholders' approval of the Non-Qualified Plan.

  Options become exercisable as determined by the Committee. The Committee may, in its discretion, determine as a condition of any option, that all or a stated percentage of the options shall become exercisable in installments or otherwise, only after completion of a specified service requirement. The Committee may also accelerate the exercisability of any option at any time. An option may be exercised by payment of the option price in cash or, in the discretion of the Committee, in already owned shares of common stock or a combination thereof.

  Unless the Committee otherwise determines, options will not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the holder's lifetime only by the holder or by the holder's guardian or legal representative. During holder's lifetime, with the approval of the Committee and subject to such conditions as the Committee may prescribe, an optionee may, upon providing written notice to the Company, elect to transfer any or all such non-qualified stock options to members of his or her immediate family, or to trusts for the benefit of the optionee and/or the optionee's immediate family members or to partnerships in which the optionee and/or such family members are the only partners provided, however, that no such transfer by any optionee may be made in exchange for consideration.

  Under the Non-Qualified Plan, the Board of Directors may provide that, in the event it recommends that the Company sell substantially all of its assets or that the shareholders sell or exchange their shares or that the Company merge or consolidate with another corporation or be liquidated or dissolved, that a holder of any outstanding options must exercise such options by a specified date (not less than 60 days from the date of any notice to that effect) and any nonexercised options will expire on such date.

  Plan Amendment. The Board of Directors may modify, revise or terminate the Non-Qualified Plan at any time and from time to time, except that no action of the Board may, unless duly approved by the shareholders, (i) increase the maximum number of shares subject to the Non-Qualified Plan; (ii) change the minimum option price; (iii) extend the period within which options may be granted; (iv) extend the termination date of the Non-Qualified Plan; or (v) change the class of persons eligible to receive options under the Non-Qualified Plan.

  New Plan Benefits. Since awards under the Non-Qualified Plan are discretionary, total awards that may be granted for the current fiscal year are not determinable until completion of the year.

  Anti-Takeover Effects. Unless the Committee determines otherwise, all outstanding options shall become immediately exercisable upon a Change of Control Event. A Change of Control Event includes (i) any purchase of common stock pursuant to a tender offer or exchange offer (other than by the Company), (ii) a change in 30% or more of the beneficial ownership of the combined voting securities of the Company, (iii) approval by Company shareholders of a consolidation, a merger in which the Company does not survive, or the sale of substantially all of the Company's assets, or (iv) a change in the composition of a majority of the Company's Board over a two-year period unless the selection or nomination of each of the new members is approved by two-thirds of those remaining members of the Board who were members at the beginning of the two-year period.

The provisions of the Non-Qualified Plan permitting acceleration of the exercise of outstanding options may have an anti-takeover effect.

  Federal Income Tax Considerations. There will be no federal income tax consequences to either the optionee or the Company on the grant of a non-qualified option. Upon the exercise of a non-qualified option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares of common stock received on the exercise date (or the date on which any substantial risk of forfeiture lapses) over the option price of the shares. The Company will be entitled to a federal income tax deduction in an amount equal to such excess. Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an option, an optionee will recognize long-term or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

  The exercise of any portion of an option that is accelerated as a result of a Change of Control Event, may cause payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible, in whole or in part, and may subject the employee to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

VOTING AT MEETING

  Only shareholders of record at the close of business on March 27, 1998 will be entitled to vote at the meeting. On the record date, there were 4,784,827 shares of common stock of the Company outstanding. There was no other outstanding class of voting securities. Each shareholder has one vote for every share owned.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth as of March 27, 1998 (except as noted) the record and beneficial ownership of the Company's outstanding shares of common stock by each person who is known to the Company to own of record or beneficially more than 5 percent of such stock, by each director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and officers of the Company as a group:

TITLE OF                                         NUMBER OF SHARES  PERCENT
CLASS         NAME OF BENEFICIAL OWNER          BENEFICIALLY OWNED OF CLASS
--------      ------------------------          ------------------ --------
Common Stock  Albert W. Ondis                       1,185,754(1)     24.6%
               600 East Greenwich Avenue
               West Warwick, Rhode Island
Common Stock  Everett V. Pizzuti                      383,100(2)      6.8%
               600 East Greenwich Avenue
               West Warwick, Rhode Island
Common Stock  Dimensional Fund Advisors, Inc.         341,051(3)      7.1%
               1299 Ocean Avenue
               Santa Monica, California
Common Stock  Jacqueline B. Ondis                     315,000         6.6%
               40 Oak Grove Street
               Warwick, Rhode Island
Common Stock  Kennedy Capital Management, Inc.        270,390(4)      5.7%
               10829 Olive Boulevard
               St. Louis, Missouri
Common Stock  David M. Gaskill                        129,224(5)      2.7%
Common Stock  Jacques V. Hopkins                       90,412(6)      1.9%
Common Stock  Hermann Viets                            67,712(7)      1.4%
Common Stock  A. Eric Bartholomay                      26,325(8)        *
Common Stock  Neil K. Robertson                        20,000(9)        *
Common Stock  Joseph P. O'Connell                      12,638(10)       *
Common Stock  All directors and officers of the     1,955,943(11)    38.0%
               Company as a group(11)

--------
*Less than 1%
(1) Includes 104,912 shares held by children, 40,000 shares deemed to be beneficially owned because of exercisable options to acquire shares and 2,087 shares allocated to his account under the Company's Employee Stock Ownership Plan.
(2) Includes 200,325 shares deemed to be beneficially owned because of exercisable options to acquire shares and 2,021 shares allocated to his account under the Company's Employee Stock Ownership Plan.
(3) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of the number of shares shown as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of the DFA Investment Trust Company, Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.
(4) Kennedy Capital Management, Inc., a registered investment advisor is deemed to have beneficial ownership of the number of shares shown as of December 30, 1997.
(5) Includes 7,500 shares held by Mr. Gaskill's wife, 45,000 shares deemed to be beneficially owned because of exercisable options to acquire shares and 1,724 shares allocated to his account under the Company's Employee Stock Ownership Plan.
(6) Includes 4,250 shares held by Mr. Hopkins' wife, 76,821 shares held as a trustee of a trust for the benefit of the children of Mr. Ondis, 3,091 shares held as custodian for children of Mr. Ondis, and 2,000 shares deemed to be beneficially owned because of exercisable options to acquire shares.
(7) Includes 112 shares held by Dr. Viets as custodian for a child and 2,000 shares deemed to be beneficially owned because of exercisable options to acquire shares.
(8) Includes 25,500 shares deemed to be beneficially owned because of exercisable options to acquire shares and 825 shares allocated to his account under the Company's Employee Stock Ownership Plan.
(9) Includes 18,000 shares held by Mr. Robertson as trustee of a living trust of his and 2,000 shares deemed to be beneficially owned because of exercisable options to acquire shares.
(10) Includes 12,500 shares deemed to be beneficially owned because of exercisable options to acquire shares and 138 shares allocated to his account under the Company's Employee Stock Ownership Plan.
(11) Includes 357,575 shares deemed to be beneficially owned because of exercisable options to acquire shares and 8,280 shares allocated to the accounts of officers under the Company's Employee Stock Ownership Plan.

EXECUTIVE COMPENSATION

  The following table shows the total annual compensation paid or accrued, together with other information, for the Chief Executive Officer and each of the four most highly compensated executive officers of the Company whose total annual salary and bonus for the fiscal year ended January 31, 1998 exceeded $100,000.

                          SUMMARY COMPENSATION TABLE

                                                    SECURITIES
                          FISCAL YEARS              UNDERLYING
NAME AND PRINCIPAL           ENDED                   OPTIONS       ALL OTHER
POSITION                   JANUARY 31  SALARY($)(1) GRANTED(#) COMPENSATION($)(2)
------------------        ------------ ------------ ---------- ------------------
Albert W. Ondis.........      1998       232,585      25,000         4,975
 Chairman, Chief Execu-       1997       229,020         --          3,281
  tive Officer                1996       221,878         --          3,794

Everett V. Pizzuti......      1998       210,551      25,000         4,994
 President, Chief Oper-       1997       206,629      50,000         3,279
  ating Officer               1996       200,257         --          3,487

Joseph P. O'Connell (3).      1998       157,797       7,500         4,274
 Vice President and           1997       125,474       5,000           --
  Treasurer, Chief Fi-        1996           --          --            --
  nancial Officer

David M. Gaskill........      1998       133,425       7,500         3,072
 Vice President, Re-          1997       130,276       7,500         1,628
  search and Development      1996       123,854         --          2,192

A. Eric Bartholomay.....      1998       117,451      14,000         3,952
 Vice President, Sales        1997       112,788       5,000         2,637
                              1996       105,740         --          3,108

--------
(1) Amounts of Other Annual Compensation aggregated less than 10% of the total annual salary and bonus for each individual.
(2) Amounts of All Other Compensation consist of the Company's annual contributions, including matching contributions, to the Astro-Med, Inc. Profit-Sharing Plan and the Astro-Med, Inc. Employee Stock Ownership Plan. Both of these retirement plans are described below.
(3) Mr. O'Connell became employed by the Company effective March 6, 1996.

REPORT ON EXECUTIVE COMPENSATION

  Prior to the fiscal year ended January 31, 1998, the Board of Directors has delegated to senior management (CEO, COO, and CFO) the authority to fix compensation (other than stock options) for the Company's key employees. Commencing with fiscal 1998, such determinations have been made by the Compensation Committee which is comprised of the Company's three non-employee directors, Dr. Viets, (Chairman), Mr. Robertson and Mr. Hopkins. Mr. Ondis meets with the Compensation Committee to review the compensation program and make recommendations for senior executive officers. Compensation consists of three principal elements (salary, bonus and stock options).

  EXECUTIVE COMPENSATION PHILOSOPHY. Compensation of the Company's executive officers should link management initiatives with the actual financial performance of the Company. Similarly, the compensation should attract, retain and motivate highly qualified individuals to achieve the Company's business goals and link their interests with shareholder interests.

  SALARY. Base salaries for executive officers were established a number of years ago after reviewing compensation for competitive positions at manufacturing companies of comparable size and profitability operating in a similar industry. Base salaries have since been increased at annual rates which approximate the general rates of increase of compensation for all employees of the Company and for generally publicized competitive positions elsewhere in industry.

  BONUS. The Company maintains a bonus pool for the purpose of providing incentives in the form of a quarterly cash bonus to employees of the Company. Awards are intended to reflect Company profitability, achievement of overall Company objectives and individual performances, considered both in terms of effort and results. The size of the bonus pool and of individual awards may vary, up or down, from year to year. No bonus payments were made in the last three fiscal years.

  STOCK OPTIONS. Total executive compensation includes long-term incentives afforded by stock options. Stock option grants are made by the Compensation Committee upon consideration of recommendations made by senior management. The objectives of option grants are to align the long-term interests of executives and key employees with shareholder interest, by creating a strong and direct link between compensation and total shareholder return. In this connection, grants are intended to enable recipients to develop and maintain significant long-term stock ownership in the Company. Stock options are the principal vehicle for the payment of long-term compensation. Grants of stock options reflect subjective consideration of such matters as other compensation and the employee's position in the Company and contributions to the Company.

  COMPENSATION OF CHIEF EXECUTIVE OFFICER. Mr. Ondis is eligible to participate in the same executive compensation plans available to other senior executives. Effective in February 1997, his base salary was increased from $219,390 to $226,000, representing a 3% increase, deemed consistent with salary increases, among executives in comparable positions in similar industries. Non-qualified option grants for 25,000 common shares at an exercise price of $8.44 were made to Mr. Ondis during fiscal year 1998.

  DEDUCTIBILITY OF COMPENSATION. Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to a public company's five highest paid executive officers to the extent any such officer's annual compensation exceeds $1,000,000, subject to certain exceptions. The Board of Directors has deferred adopting a policy on this issue as it does not expect the compensation of these individuals to reach relevant levels in the near future.

  CONCLUSION. Through the program described above, the Compensation Committee firmly believes a direct link has been established between the Company's financial performance, executive compensation and resultant stock price performance.

  Compensation Committee:

                         Hermann Viets, Ph.D. (Chair)
           Neil K. Robertson                     Jacques V. Hopkins

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  As described in the Report on Executive Compensation above, prior to fiscal year 1998, the full Board of Directors functioned as a Compensation Committee. Mr. Ondis and Mr. Pizzuti are both executive officers of the Company and members of the Board of Directors.

PERFORMANCE GRAPH

  Set forth below is a line graph prepared for the Company by Media General Financial Services to compare the cumulative total return on the Company's common stock against the cumulative total return of a broad equity market index and a peer index for the period of five fiscal years ended January 31, 1998. The peer group is comprised of nearly 275 companies classified as electronic equipment manufacturers. The total returns assume $100 invested on February 1, 1993 with reinvestment of dividends.





                                     LOGO

                                              FISCAL YEARS ENDED JANUARY 31
                                         ---------------------------------------
                                         1993  1994   1995   1996   1997   1998
                                         ---- ------ ------ ------ ------ ------
Astro-Med, Inc.......................... 100   77.02  81.37  63.02  58.59  55.98
Industry Index.......................... 100  144.40 152.12 203.56 332.26 338.18
Broad Market............................ 100  125.97 119.05 166.69 219.37 258.39

INDEBTEDNESS OF MANAGEMENT

  The following information describes loans to directors and executive officers of the Company whose indebtedness to the Company exceeded $60,000 at any time during the fiscal year ended January 31, 1998.

                                                     LARGEST AMOUNT
                                                           OF        AMOUNT OF
                                                      INDEBTEDNESS  INDEBTEDNESS
                                                     OUTSTANDING AT OUTSTANDING
NAME                                                    ANY TIME    AT YEAR END
----                                                 -------------- ------------
Albert W. Ondis, Chairman and Director..............    $321,640      $321,640
Everett V. Pizzuti, President and Director..........     131,624       131,624

  The indebtedness is comprised of unsecured non-interest bearing demand notes for loans made from time to time to the persons named.

PROFIT-SHARING PLAN

  The Company has a qualified Profit-Sharing Plan which provides retirement benefits to substantially all employees of the Company and provides for contributions into a trust fund in such amounts as the Board of Directors may annually determine. Each eligible employee shares in contributions on the basis of relative (limited to $160,000) compensation.

  In addition, participants are permitted to defer up to 15% of their cash compensation and make contributions of such deferral to this Plan through payroll deductions. The Company makes matching contributions equal to 50% of the first percent of compensation contributed and 25% of the second, third, fourth and fifth percent. The deferrals are made within the limits prescribed by Section 401(k) of the Internal Revenue Code.

  The Plan provides for the vesting of 100% of contributions made by the Company to the account of an employee after five years of service. Contributions by an employee are 100% vested immediately. The Company's contributions paid or accrued for the fiscal year ended January 31, 1998 amounted to $227,400.

EMPLOYEE STOCK OWNERSHIP PLAN

  The Company has an Employee Stock Ownership Plan which provides retirement benefits to substantially all employees of the Company. Contributions in such amounts as the Board of Directors may annually determine are allocated among eligible employees on the basis of relative (limited to $100,000) compensation. Participants are 100% vested in any and all allocations to their accounts. Contributions, which may be in cash or stock, are invested by the Plan's Trustees in shares of common stock of the Company. The Company's contributions paid or accrued for the fiscal year ended January 31, 1998 amounted to $123,000.

EMPLOYEE STOCK OPTION PLANS

  The Company has a Non-Qualified Stock Option Plan adopted in the fiscal year ended January 31, 1990 under which options for an aggregate of 150,000 shares of common stock may be granted to officers and key employees of the Company at an exercise price of not less than 50% of the market price on the date of grant. Options for an aggregate of 50,000 shares, with an exercise price of $8.44 were granted during the fiscal year ended January 31, 1998. Options granted under this plan for an aggregate of 100,000 shares with exercise prices ranging from $8.31 to $8.44 per share were outstanding at January 31, 1998. Options were granted subsequent to January 31, 1998 for an aggregate of 50,000 shares with an exercise price of $8.31 per share. No shares remain available for option grants under this plan.

  The Company has an Incentive Stock Option Plan adopted in the fiscal year ended January 31, 1990 under which options for an aggregate of 300,000 shares of common stock were granted to officers and key employees at an exercise price of not less than 100% of the market price on the date of grant. Options for an aggregate of 43,000 shares were granted during the fiscal year ended January 31, 1998. Options granted under this plan for an aggregate of 280,350 shares with exercise prices ranging from $3.33 to $14.30 per share were outstanding at January 31, 1998. A total of 3,750 shares remain available for option grants under this plan.

  The Company also has an Incentive Stock Option Plan adopted in the fiscal year ended January 31, 1994 under which options for an aggregate of 250,000 shares of common stock may be granted to officers and key employees at an exercise price of not less than 100% of the market price on the date of grant. Options for an aggregate of 66,500 shares were granted during the fiscal year ended January 31, 1998. Options granted under this plan for an aggregate of 231,500 shares with exercise prices ranging from $8.31 to $11.28 per share were outstanding at January 31, 1998. Options were granted subsequent to January 31, 1998 for an aggregate of 10,000 shares with an exercise price of $8.31 per share. A total of 8,500 shares remain available for option grants under this plan.

  In addition, the Company has an Incentive Stock Option Plan adopted in the fiscal year ended January 31, 1998 under which options for an aggregate of 250,000 shares of common stock may be granted to officers and key employees at an exercise price of not less than 100% of the market price on the date of grant. No options were granted under this plan during the fiscal year ending January 31, 1998. Options were granted subsequent to January 31, 1998 for an aggregate of 133,000 shares with an exercise price of $8.31 per share. A total of 117,000 shares remain available for option grants under this plan.

  The following tables present certain information concerning stock options granted and exercised by each executive officer named in the Summary Compensation Table during the fiscal year ended January 31, 1998, and the year-end value of unexercised options held by each of those officers.

               AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED
             JANUARY 31, 1998 AND OPTIONS HELD AT JANUARY 31, 1998

                                             SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                          SHARES              UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS
                         ACQUIRED             AT FISCAL YEAR END        AT FISCAL YEAR END
                            ON     VALUE   ------------------------- -------------------------
                         EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
                           (#)     ($)(1)      (#)          (#)        ($)(2)       ($)(2)
                         -------- -------- ----------- ------------- ----------- -------------
Albert W. Ondis.........    --       --       43,000         --            --          --
Everett V. Pizzuti......    --       --      200,325      48,550       243,281         --
David M. Gaskill........    --       --       45,000         --            --          --
Joseph P. O'Connell.....    --       --       12,500         --            --          --
A. Eric Bartholomay.....    --       --       25,500      10,000         5,063         --

--------
(1) Amount represents excess of market value over exercise price on date of exercise. Income taxes which may have been payable by individual are not reflected.
(2) Amount represents excess of market value as of January 31, 1998 over exercise price.

                          OPTION GRANTS--FISCAL YEAR
                            ENDED JANUARY 31, 1998

                                     % OF TOTAL
                         OPTION    OPTIONS GRANTED   PER SHARE               GRANT DATE
                         GRANTS    TO EMPLOYEES IN EXERCISE PRICE EXPIRATION  VALUE(1)
NAME                      (#)        FISCAL YEAR        ($)          DATE       ($)
----                     ------    --------------- -------------- ---------- ----------
Albert W. Ondis......... 25,000(2)      15.7%          8.44         3/24/07    85,000
Everett V. Pizzuti...... 25,000(2)      15.7%          8.44         3/24/07    85,000
David M. Gaskill........  7,500(2)       4.7%          8.44         3/24/07    25,500
Joseph P. O'Connell.....  7,500(3)       4.7%          8.3125       3/24/07    25,500
A. Eric Bartholomay.....  4,000(2)       2.5%          8.44         3/24/07    13,600
                         10,000(4)       6.3%          8.50        11/18/07    34,200

--------
(1) Amounts represent the fair value of each option granted and were estimated as of the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions: expected volatility of 34.879%; expected life of 5 years; risk-free interest rate of 5.5%; and dividend yield of 1.9%.
(2) All options became exercisable on October 24, 1997.
(3) All options became exercisable on October 24, 1997 and January 1, 1998.
(4) All options become exercisable on June 18, 1998.

OTHER INFORMATION RELATING TO DIRECTORS

  During the fiscal year ended January 31, 1998, the Board of Directors held four formal meetings. The Board has an Audit Committee consisting of Mr. Robertson, Dr. Viets and Mr. Hopkins, whose primary duties and responsibilities include meeting with the Company's independent accountants to review the annual audit scope, the audit of financial statements, the adequacy of internal controls and other relevant matters. One formal committee meeting was held during the fiscal year ended January 31, 1998. The Board has a Compensation Committee comprised of Mr. Robertson, Dr. Viets and Mr. Hopkins which reviews and approves recommendations on executive compensation and administers the Company's stock option plans. The Compensation Committee held one meeting during the fiscal year ended January 31, 1998. Dr. Viets, Mr. Robertson, and Mr. Hopkins have been paid an annual retainer fee of $3,500 plus $500 for each Board meeting attended.

  Those directors who are not also officers and employees of the Company receive options to purchase common stock under the Company's Non-Employee Director Stock Option Plan (the "Director Plan") as compensation for their services to the Company. Under the Director Plan, each non-employee director received an initial non-qualified option to purchase 1,000 shares of common stock on May 21, 1996, the date the Company's shareholders approved the Director Plan. Non-employee directors who are elected after May 21, 1996 will receive an initial non-qualified option to purchase 1,000 shares of common stock on the date of the director's initial election to the Board of Directors. Beginning in 1997, each non-employee director (other than a director first elected after June 30 of the prior year) receives an annual non-qualified option to purchase 1,000 shares of common stock as of the first business day of January of each year. All options have an exercise price equal to the market price of the common stock on the day of the grant and are exercisable for a term of ten years. Options vest six months after the grant date, unless automatically accelerated in the event of death, disability, or a change of control. A total of 30,000 shares have been reserved for issuance under the Director Plan. Messrs. Hopkins, Robertson and Viets each received options to acquire 1,000 shares at $8.31 per share on

January 2, 1998. Options for an aggregate of 9,000 shares, with an exercise price ranging from $8.31 to $9.25 per share were outstanding at January 31, 1998.

  Directors who are also officers and employees of the Company are not entitled to receive any compensation in addition to their compensation for services as officers or employees.

  The law firm of Hinckley Allen & Snyder, of which Mr. Hopkins is a retired partner, provides legal services to the Company.

  Other than as described under "Indebtedness of Management", no officer, director or nominee for director of the Company or any associate of any of the foregoing had during the fiscal year ended January 31, 1998 any material interest, direct or indirect, in any material transaction or any material proposed transaction to which the Company was or is to be a party.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  The Company selected Arthur Andersen LLP as independent certified public accountants to audit the financial statements of the Company for fiscal year ended January 31, 1998. This firm has audited the Company's financial statements annually since the fiscal year ended January 31, 1982. Although no accountants have yet been selected to audit the financial statements of the Company for the fiscal year ending January 31, 1999, it is expected that Arthur Andersen LLP will again be selected. It is further expected that a representative of Arthur Andersen LLP will be present at the annual meeting with the opportunity to make a statement, if he or she so desires, and that such representative will be available to respond to appropriate questions.

FINANCIAL REPORTS

  A copy of the annual report of the Company for the fiscal year ended January 31, 1998, including the Company's annual report to the Securities and Exchange Commission on Form 10-K, accompanies this proxy statement. Such report is not part of this proxy statement.

PROPOSALS FOR 1999 ANNUAL MEETING

  The 1999 annual meeting of the shareholders of the Company is scheduled to be held on May 18, 1999. If a shareholder intending to present a proposal at that meeting wishes to have such a proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than December 31, 1998.

OTHER MATTERS

  No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

  You are urged to sign and return your proxy promptly to make certain your shares will be voted at the meeting. You may revoke your proxy at any time before it is voted.

                                          By order of the Board of Directors

                                                     Margaret D. Farrell
                                                          Secretary

Dated: April 23, 1998

                                                                      EXHIBIT A

                                ASTRO-MED, INC.
                       1997 INCENTIVE STOCK OPTION PLAN

                          (AS PROPOSED TO BE AMENDED)

  1. PURPOSE. The purpose of this 1997 Incentive Stock Option Plan (the "1997 ISO Plan") is to attract and retain key employees of Astro-Med, Inc. (the "Company") and to provide them with additional incentive for unusual industry and efficiency by offering an opportunity to acquire a proprietary stake in the Company and its future growth. It is the view of the Company that this goal may best be achieved by granting stock options.

  2. ADMINISTRATION. (a) The 1997 ISO Plan shall be administered by a committee of the Board of Directors (the "Board"), consisting of not less than two members (the "Compensation Committee"). It is the intention of the Company that so long as the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1997 ISO Plan shall be administered by persons who shall be "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act but the authority and validity of any act taken or not taken by the Compensation Committee shall not be affected if any person administering the 1997 ISO Plan is not a disinterested person; and provided, that, with respect to individual participants who are not subject to Section 16(b) of the Exchange Act, the Compensation Committee may delegate authority to administer the 1997 ISO Plan to another committee of directors (the "Employee Committee") which committee may include directors who are not disinterested persons. Unless the context otherwise required, the term "Committee" shall refer to both the Compensation Committee and the Employee Committee.

  (b) The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1997 ISO Plan to grant options, to determine the purchase price of the shares of common stock covered by each option, the term of each option, the persons to whom, and the time or times at which options shall be granted, and the number of shares to be covered by each option; to interpret the 1997 ISO Plan; to prescribe, amend and rescind rules and regulations relating to the 1997 ISO Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with awards under the 1997 ISO Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1997 ISO Plan. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received awards, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the 1997 ISO Plan or awards made thereunder, and all members and agents of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. No Committee member shall be liable for any action, determination or interpretation made in good faith and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

  3. AMOUNT OF STOCK SUBJECT TO PLAN. The amount of stock which may be issued under options pursuant to the 1997 ISO Plan is five hundred thousand (500,000) shares of the Company's $.05 par value common stock (the "common stock"). If any options terminate or expire for any reason without having been exercised in full, the shares not purchased under the options may again be subjected to options granted under the 1997 ISO Plan to the extent not prohibited by Rule 16b-3.

  4. ELIGIBILITY. Key employees of the Company or any subsidiary shall be eligible to participate in the 1997 ISO Plan, except that directors who are not full time officers or employees shall not be eligible to participate. Key employees shall be those employees, including officers, who are deemed by the Committee to be of primary importance in the operation of the Company's business. The Committee may in its discretion from time to time grant options to any or all eligible employees to purchase such number of shares as the Committee shall determine, subject to the limitation that except as hereinafter provided, no option may be granted hereunder to any employee who, at the time such option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary or parent. The foregoing limitation shall not apply if, at the time such option is granted, the option price is at least one hundred ten percent (110%) of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted, or such shorter period as may be determined by the Committee, unless sooner terminated under Paragraph 10 or Paragraph 12 below. Fair market value for this purpose shall be determined at the time and in the manner set forth in Paragraph 6 below. As used in the 1997 ISO Plan, the term "subsidiary" has the meaning ascribed to "subsidiary corporation" by (S)424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), and the term "parent" has the meaning ascribed to "parent corporation" by (S)424(e) of the Code.

  5. AGGREGATE ANNUAL LIMIT. The aggregate fair market value (determined as of the respective date or dates of grant of an option hereunder) of the stock with respect to which options granted hereunder (and all other incentive stock option plans of the Company or any subsidiary or parent) are exercisable for the first time by any employee during any one calendar year shall not exceed $100,000. In the event that (S)422(d) of the Code is amended to alter the limitation set forth therein so that, following such amendment, such limitation shall differ from the limitation set forth herein, then the limitation of this Paragraph 5 shall be automatically amended to conform to the limitation of such section of the Code.

  6. OPTION PRICE AND PAYMENT. The option price of the shares of common stock subject to each option will be fixed by the Committee but, subject to the limitation set forth in Paragraph 4 above, will not be less than one hundred percent (100%) of fair market value of the common stock determined as of the date of the granting of the option. Upon the exercise of the option, the option price may be paid in one or more of the following ways, as the Committee in its discretion determines: (i) in full in cash; or (ii) by exchanging other shares of the Company's common stock owned by the owner of such option. The term "fair market value" shall be deemed to be the mean between the high and low selling prices on any exchange on which the stock is listed (or over-the-counter if such stock is not then listed on such exchange), on the date the option is granted or, if no sale has taken place, the mean between bid and asked prices on such date. However, if any such method is inconsistent with any regulations applicable to incentive stock options heretofore or hereafter adopted by the Commissioner of Internal Revenue, then the fair market value shall be determined by the Committee in accordance with such regulations.

  7. TERM OF OPTION; EMPLOYMENT REQUIREMENT. (a) Except as provided in the limitation set forth in Paragraph 4 above, the term of each option shall be ten (10) years, or such shorter period as may be determined by the Committee, from the date of grant of the option, unless sooner terminated under the provisions of Paragraph 10 or Paragraph 12 below. All or part of the shares may be purchased, subject to the provisions of Paragraph 10 below, at any time or from time to time during the term of the option. No option shall be granted after the termination of the 1997 ISO Plan, but options theretofore granted may be exercised thereafter in accordance with their terms and the provisions of the 1997 ISO Plan.

  (b) Except as otherwise permitted under Paragraph 10 in the case of death of the holder of an option, no option will be exercisable unless at the time of the exercise of the option: (i) the holder thereof has been continuously employed by the Company, one or more subsidiaries, or both the Company and one or more subsidiaries for a period of at least one year, and (ii) the holder thereof is still employed by the Company or one or more subsidiaries; provided, however, that if the holder's employment has terminated not more than ninety (90) days before the exercise of such option under circumstances acceptable to the Committee (whose determination in this regard shall be final and conclusive), then the option will nevertheless be exercisable during the ninety (90) day period notwithstanding termination of employment; and provided, further, that if the holder's employment has terminated not more than one (1) year before the exercise of such option as a result of the holder becoming disabled (within the meaning of (S)22(e)(3) of the Code), then the option will nevertheless be exercisable during such one (1) year period.

  (c) Military or sick leave not exceeding ninety (90) days will not be deemed to interrupt or terminate employment for the purposes of this Paragraph 7. Whether military or sick leave in excess of ninety (90) days or other authorized leave of absence will be deemed to interrupt or terminate employment for the purposes of this Paragraph 7 will be determined by the Committee whose determination shall be final and conclusive.

  8. CHANGE OF CONTROL. Unless the Committee determines otherwise, all outstanding options shall become immediately exercisable upon a Change of Control Event. A Change of Control Event shall include (i) any purchase of common stock pursuant to a tender offer or exchange offer (other than by the Company), (ii) the acquisition of 30% or more of the beneficial ownership of the combined voting securities of the Company by any person or group (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or its subsidiaries or any employee benefit plan of the Company or any person who was an officer or director of the Company on the effective date of the 1997 ISO Plan, which person or group did not theretofore beneficially own 30% or more of the combined voting securities of the Company, (iii) approval by Company shareholders of a consolidation, a merger in which the Company does not survive, or the sale of substantially all of the Company's assets, or (iv) a change in the composition of a majority of the Company's Board over a two-year period unless the selection or nomination of each of the new members is approved by two-thirds of those remaining members of the Board who were members at the beginning of the two-year period.

  9. OTHER TERMS AND CONDITIONS; WAIVERS. Options will be evidenced by option agreements in such form and containing such terms and conditions as the Committee may determine (but not inconsistent with the provisions of the 1997 ISO Plan) including, without being limited to, the following:

    (a) Each option will be granted on the condition that the purchase of stock thereunder will be for investment purposes and not with a view to resale or distribution, except that such condition will be inoperative if the stock subject to such option is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such stock may be resold without registration;

    (b) No option will be transferable by the holder thereof otherwise than by will or by the laws of descent and distribution, and such option will be exercisable during the lifetime of the holder thereof only by the holder; and

    (c) The Committee, in particular cases, before or after the issuance of stock options under the 1997 ISO Plan, may waive any of the conditions imposed by the 1997 ISO Plan upon the issuance or exercise of options; provided, however, that no such waiver shall be made which would cause any outstanding incentive stock option to fail to qualify as an incentive stock option within the meaning of (S)422 of the Code.

  10. TERMINATION OF EMPLOYMENT UPON DEATH. In the event an eligible employee dies while in the employ of the Company or any subsidiary, and at such time such employee holds options under the 1997 ISO Plan, his or her options shall end automatically six (6) months after such death, unless sooner ended by their terms. Prior to the expiration of such six (6) month period, during the term of such options, the executor or administrator of the estate of such eligible employee shall have the right to exercise any option previously granted to such employee hereunder.

  11. READJUSTMENT OF STOCK OR RECAPITALIZATION. Upon any recapitalization or readjustment of the Company's capital stock whereby the character of the present common stock shall be changed, appropriate adjustments shall be made so that the stock to be purchased under the 1997 ISO Plan shall be the equivalent of the present common stock after such readjustment or recapitalization. In the event of a subdivision or combination of the shares of common stock, the Board will proportionately adjust number of shares that may be optioned and sold to eligible employees and the number of shares which are the subject of outstanding options and the price therefor. In case of reclassification or other change in the shares of common stock, such action will be taken as in the opinion of the Board will be appropriate under the circumstances. Accordingly, in such cases the maximum number of authorized but unissued shares, or shares held as treasury stock, which are subject to the 1997 ISO Plan may be adjusted by the Board without shareholder or any other action.

  12. SALE OF ASSETS, STOCK EXCHANGE, ETC. If the Board recommends that the Company sell substantially all of its assets, or that the holders of substantially all of the shares of outstanding stock sell or exchange their shares to or with any person, firm or corporation, or that the Company merge or consolidate with another corporation, or that the Company be liquidated and dissolved, then in any such event, the Committee may by notice in writing mailed or delivered to each holder of an outstanding option set a date (which date shall be not less than sixty (60) days from the date of mailing or delivering of such written notice) on or before which such outstanding options may be exercised, and all such outstanding options which have not been exercised on or before such date will thereafter expire and be of no further force and effect.

  13. TERM OF THE PLAN. The 1997 ISO Plan shall become effective on the date of its approval by the shareholders, and subsequent adoption and ratification by the Board, and shall continue in effect until the expiration of ten (10) years from the date of such approval by the shareholders unless sooner terminated as provided herein. The powers of the Committee shall continue in effect after the termination of the 1997 ISO Plan, until exercise or expiration of all options then outstanding.

  14. AMENDMENT AND TERMINATION. The Board at any time may amend, suspend or terminate the 1997 ISO Plan. No action of the Board, however, may without the written consent of the holder, alter or impair any option previously granted under the 1997 ISO Plan (except pursuant to Paragraph 11 or Paragraph 12 above or Paragraph 16 below). In addition, except as provided in the 1997 ISO Plan, no action of the Board may, unless duly approved by the shareholders, (i) increase the maximum number of shares subject to the 1997 ISO Plan; (ii) change the option price or the manner of determining the option price; (iii) extend the period within which options may be granted; (iv) extend the termination date of the 1997 ISO Plan; (v) permit participation by directors who are not officers or employees; or (vi) change the aggregate annual limit provided for under Paragraph 5 above.

  15. OBLIGATION OF THE COMPANY TO ISSUE SHARES. Notwithstanding any other provision of the 1997 ISO Plan, the Company shall not be obligated to issue any shares pursuant to any stock option unless or until:

    (a) the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from such registration;

    (b) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

    (c) in the event the stock has been listed on any stock exchange, the shares with respect to which the option is being exercised have been duly listed on such exchange in accordance with the procedure specified therefor.

  16. QUALIFYING AMENDMENTS. Notwithstanding any other provision hereof to the contrary, the Board shall have the right to amend or modify the terms and provisions of the 1997 ISO Plan, and any option previously granted under the 1997 ISO Plan may be amended or modified by the Committee, to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under (S)422 or any successor provision of the Code.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                                                      EXHIBIT B

                                ASTRO-MED, INC.
                     1998 NON-QUALIFIED STOCK OPTION PLAN

  1. PURPOSE. The purpose of this 1998 Non-Qualified Stock Option Plan (the "1998 Non-Qualified Plan") is to attract and retain key employees of Astro-Med, Inc. (the "Company") and to motivate them by providing an opportunity to acquire a proprietary stake in the Company and its future growth. It is the view of the Company that this goal may best be achieved by granting stock options.

  2. ADMINISTRATION. (a) The 1998 Non-Qualified Plan shall be administered by a committee of the Board of Directors (the "Board"), consisting of not less than two members (the "Compensation Committee"). It is the intention of the Company that so long as the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1998 Non-Qualified Plan shall be administered by persons who shall be "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act but the authority and validity of any act taken or not taken by the Compensation Committee shall not be affected if any person administering the 1998 Non-Qualified Plan is not a non-employee director; and provided, that, with respect to individual participants who are not subject to Section 16(b) of the Exchange Act, the Compensation Committee may delegate authority to administer the 1998 Non-Qualified Plan to another committee of directors (the "Employee Committee") which committee may include directors who are not non-employee directors. Unless the context otherwise required, the term "Committee" shall refer to both the Compensation Committee and the Employee Committee.

  (b) The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1998 Non-Qualified Plan to grant options, to determine the purchase price of the shares of common stock covered by each option, the term of each option, the persons to whom, and the time or times at which options shall be granted, and the number of shares to be covered by each option; to interpret the 1998 Non-Qualified Plan; to prescribe, amend and rescind rules and regulations relating to the 1998 Non-Qualified Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with awards under the 1998 Non-Qualified Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1998 Non-Qualified Plan. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received awards, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the 1998 Non-Qualified Plan or awards made thereunder, and all members and agents of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. No Committee member shall be liable for any action, determination or interpretation made in good faith and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

  3. AMOUNT OF STOCK SUBJECT TO PLAN. The amount of stock which may be issued under options pursuant to the 1998 Non-Qualified Plan is four hundred thousand (400,000) shares of the Company's $.05 par value common stock (the "common stock"). If any options terminate or expire for any reason without having been exercised in full, the shares not purchased under the options may again be subjected to options granted under the 1998 Non-Qualified Plan to the extent not prohibited by Rule 16b-3.

  4. ELIGIBILITY. Key employees of the Company or any subsidiary as well as consultants or other persons who render services to the Company or any subsidiary (regardless of whether they are employees) shall be eligible to participate in the 1998 Non-Qualified Plan, except that directors who are not full time officers or employees shall not be eligible to participate. Key employees shall be those employees, including officers, who are deemed by the Committee to be of primary importance in the operation of the Company's business. The Committee may in its discretion from time to time grant options to any or all eligible persons to purchase such number of shares as the Committee shall determine. As used in the 1998 Non-Qualified Plan, the term "subsidiary" has the meaning ascribed to "subsidiary corporation" by (S)424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

  5. AGGREGATE ANNUAL LIMIT. The aggregate number of shares of common stock subject to grant hereunder to any one person during any one calendar year shall not exceed 200,000 shares.

  6. OPTION PRICE AND PAYMENT. The option price of the shares of common stock subject to each option will be fixed by the Committee but will not be less than fifty percent (50%) of the fair market value of the common stock determined as of the date of the granting of the option. Upon the exercise of the option, the option price may be paid in one or more of the following ways, as the Committee in its discretion determines: (i) in full in cash, or (ii) by exchanging other shares of the Company's common stock owned by the owner of such option. The term "fair market value" shall be deemed to be the mean between the high and low selling prices on any exchange on which the stock is listed (or over-the-counter if such stock is not then listed on such exchange), on the date the option is granted or, if no sale has taken place, the mean between bid and asked prices on such date.

  7. TERM OF OPTION. (a) The term of each option shall be ten (10) years, or such shorter period as may be determined by the Committee, from the date of grant of the option, unless sooner terminated in accordance with its terms. The Committee may, in its sole discretion, determine, as a condition of any option, that all or a stated percentage of the options shall become exercisable in installments or otherwise, only after completion of a specified service requirement and may accelerate the exercisability of any option at any time. No option shall be granted after the termination of the 1998 Non-Qualified Plan, but options theretofore granted may be exercised thereafter in accordance with their terms and the provisions of the 1998 Non-Qualified Plan.

  (b) Except as otherwise determined by the Committee or permitted under Paragraph 10 in the case of death of the holder of an option, in the event the employment of an employee to whom an option has been granted under the 1998 Non-Qualified Plan shall be terminated (except as set forth in Paragraph 10) no option will be exercisable unless at the time of the exercise of the option the holder thereof is still employed by the Company or one or more subsidiaries; provided, however, that if the holder's employment has terminated not more than ninety (90) days before the exercise of such option under circumstances acceptable to the Committee (whose determination in this regard shall be final and conclusive), then the option will nevertheless be exercisable during the ninety (90) day period notwithstanding termination of employment; and provided, further, that if the holder's employment has terminated not more than one (1) year before the exercise of such option as a result of the holder becoming disabled (within the meaning of (S)22(e)(3) of the Code), then the option will nevertheless be exercisable during such one
(1) year period.

  (c) Military or sick leave not exceeding ninety (90) days will not be deemed to interrupt or terminate employment for the purposes of this Paragraph 7. Whether military or sick leave in excess of ninety (90) days or other authorized leave of absence will be deemed to interrupt or terminate employment for the purposes of this Paragraph 7 will be determined by the Committee whose determination shall be final and conclusive.

  8. CHANGE OF CONTROL. Unless the Committee determines otherwise, all outstanding options shall become immediately exercisable upon a Change of Control Event. A Change of Control Event shall include (i) any purchase of common stock pursuant to a tender offer or exchange offer (other than by the Company), (ii) the acquisition of 30% or more of the beneficial ownership of the combined voting securities of the Company by any person or group (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or its subsidiaries or any employee benefit plan of the Company or any person who was an officer or director of the Company on the effective date of the 1998 Non-Qualified Plan, which person or group did not theretofore beneficially own 30% or more of the combined voting securities of the Company,
(iii) approval by Company shareholders of a consolidation, a merger in which the Company does not survive, or the sale of substantially all of the Company's assets, or (iv) a change in the composition of a majority of the Company's Board over a two-year period unless the selection or nomination of each of the new members is approved by two-thirds of those remaining members of the Board who were members at the beginning of the two-year period.

  9. OTHER TERMS AND CONDITIONS; WAIVERS. Options will be evidenced by option agreements in such form and containing such terms and conditions as the Committee may determine (but not inconsistent with the provisions of the 1998 Non-Qualified Plan) including, without being limited to, the following:

    (a) Each option will be granted on the condition that the purchase of stock thereunder will be for investment purposes and not with a view to resale or distribution, except that such condition will be inoperative if the stock subject to such option is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such stock may be resold without registration;

    (b) Unless the Committee otherwise determines, no option will be transferable by the holder thereof otherwise than by will or by the laws of descent and distribution, and such option will be exercisable during the lifetime of the holder thereof only by the holder; provided, however, that during an optionee's lifetime, with the approval of the Committee and subject to such conditions as the Committee may prescribe, an optionee may, upon providing written notice to the Company, elect to transfer any or all such non-qualified stock options granted under the 1998 Non-Qualified Plan to members of his or her immediate family, including, but not limited to, the optionee's spouse, children, grandchildren and the spouses of children and grandchildren or to trusts for the benefit of the optionee and/or such immediate family members or to partnerships in which the optionee and/or such family members are the only partners ("Permitted Transferees"); provided, however, that no such transfer by any optionee may be made in exchange for consideration; and

    (c) The Committee, in particular cases, before or after the issuance of stock options under the 1998 Non-Qualified Plan, may waive any of the conditions imposed by the 1998 Non-Qualified Plan upon the issuance or exercise of options.

  10. TERMINATION OF EMPLOYMENT UPON DEATH. In the event an employee to whom an option has been granted under the 1998 Non-Qualified Plan dies while in the employ of the Company or any subsidiary, unless the Committee otherwise determines, his or her options shall end automatically six (6) months after such death, unless sooner ended by their terms. Prior to the expiration of such six (6) month period, during the term of such options, the executor or administrator of the estate of such eligible employee shall have the right to exercise any option previously granted to such employee hereunder.

  11. READJUSTMENT OF STOCK OR RECAPITALIZATION. Upon any recapitalization or readjustment of the Company's capital stock whereby the character of the present common stock shall be changed, appropriate adjustments shall be made so that the stock to be purchased under the 1998 Non-Qualified Plan shall be the equivalent of the present common stock after such readjustment or recapitalization. In the event of a subdivision or combination of the shares of common stock, the Board will proportionately adjust number of shares that may be optioned and sold to an eligible person and the number of shares which are the subject of outstanding options and the price therefor. In case of reclassification or other change in the shares of common stock, such action will be taken as in the opinion of the Board will be appropriate under the circumstances. Accordingly, in such cases the maximum number of authorized but unissued shares, or shares held as treasury stock, which are subject to the 1998 Non-Qualified Plan may be adjusted by the Board without shareholder or any other action.

  12. SALE OF ASSETS, STOCK EXCHANGE, ETC. If the Board recommends that the Company sell substantially all of its assets, or that the holders of substantially all of the shares of outstanding stock sell or exchange their shares to or with any person, firm or corporation, or that the Company merge or consolidate with another corporation, or that the Company be liquidated and dissolved, then in any such event, the Committee may by notice in writing mailed or delivered to each holder of an outstanding option set a date (which date shall be not less than sixty (60) days from the date of mailing or delivering of such written notice) on or before which such outstanding options may be exercised, and all such outstanding options which have not been exercised on or before such date will thereafter expire and be of no further force and effect.

  13. TERM OF THE PLAN. The 1998 Non-Qualified Plan shall become effective on the date of its approval by the shareholders, and subsequent adoption and ratification by the Board, and shall continue in effect until the expiration of ten (10) years from the date of such approval by the shareholders unless sooner terminated as provided herein. The powers of the Committee shall continue in effect after the termination of the 1998 Non-Qualified Plan, until exercise or expiration of all options then outstanding.

  14. AMENDMENT AND TERMINATION. The Board at any time may amend, suspend or terminate the 1998 Non-Qualified Plan. No action of the Board, however, may without the written consent of the holder, alter or impair any option previously granted under the 1998 Non-Qualified Plan (except pursuant to Paragraph 11 or Paragraph 12 above). In addition, except as provided in the 1998 Non-Qualified Plan, no action of the Board may, unless duly approved by the shareholders, (i) increase the maximum number of shares subject to the 1998 Non-Qualified Plan; (ii) change the minimum option price; (iii) extend the period within which options may be granted; (iv) extend the termination date of the 1998 Non-Qualified Plan; or (v) change the class of persons eligible to receive options under the 1998 Non-Qualified Plan.

  15. OBLIGATION OF THE COMPANY TO ISSUE SHARES. Notwithstanding any other provision of the 1998 Non-Qualified Plan, the Company shall not be obligated to issue any shares pursuant to any stock option unless or until:

    (a) the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from such registration;

    (b) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

    (c) in the event the stock has been listed on any stock exchange, the shares with respect to which the option is being exercised have been duly listed on such exchange in accordance with the procedure specified therefor.

                                ASTRO-MED, INC.
                  ANNUAL MEETING OF SHAREHOLDERS--MAY 19, 1998

  The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Albert W. Ondis, Everett V. Pizzuti, Jacques V. Hopkins, Hermann Viets and Neil K. Robertson, or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in ASTRO-MED, INC. at the annual meeting of shareholders to be held May 19, 1998, in West Warwick, Rhode Island, and at any adjournments thereof, as follows:

1. ELECTION OF DIRECTORS
                  FOR all            WITHHOLD AUTHORITY to vote for all
                  nominees           nominees listed below ____________________
                  listed below
                  (except as
                  marked to the
                  contrary
                  below) _______

Albert W. Ondis, Everett V. Pizzuti, Jacques V. Hopkins, Hermann Viets and Neil
K. Robertson.

(INSTRUCTION: to withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)
--------------------------------------------------------------------------------

2. Approve an increase in the maximum number of shares available under the Company's 1997 Incentive Stock Option Plan.
                              FOR AGAINST ABSTAIN

3. Approve the Company's 1998 Non-Qualified Stock Option Plan.
                              FOR AGAINST ABSTAIN

4. In their discretion, upon such other matters as may properly come before the meeting.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE SPECIFIED NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

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                    PLEASE DATE, SIGN AND RETURN THIS PROXY

Dated ______________ , 1998        Signed ____________________________________


                                   ___________________________________________
                                   (Sign exactly as your name appears hereon.
                                   When signing as attorney, executor,
                                   administrator, trustee, guardian or in a corporate capacity, please give full title as such. In case of joint tenants or multiple owners, each party must sign.)


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

-------------------------------------------------------------------------------